UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

______________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

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Citius Pharmaceuticals, Inc.

______________________________

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Citius Pharmaceuticals, Inc.
11 Commerce Drive, 1st Floor
Cranford, NJ 07016

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On February 7, 2018

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Citius Pharmaceuticals, Inc. The meeting will be held on February 7, 2018 at 8:00 a.m. (local time) at the Newark Liberty International Marriott Hotel, 1 Hotel Road, Newark, NJ 07144, for the following purposes:

1.       To elect seven (7) directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.       To ratify the selection of Wolf & Company, P.C. as the independent registered public accounting firm of the Company for the year ending September 30, 2018; and

3.       To approve the Citius Pharmaceuticals, Inc. 2018 Omnibus Stock Incentive Plan; and

4.       To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is December 13, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ Myron Holubiak
Director, Chief Executive Officer and President

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. If you wish, you may vote via the Internet or telephone. Instructions for doing so are attached to this Proxy Statement. Even if you have voted by proxy or via the Internet, you may still revoke that vote and vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON February 7, 2018.

Our proxy statement and Annual Report on Form 10-K, which are enclosed with this mailing are also available at https://materials.proxyvote.com/17322U.

Citius Pharmaceuticals, Inc.
11 Commerce Drive, 1st Floor
Cranford, NJ 07016

PROXY STATEMENT
FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors of Citius Pharmaceuticals, Inc. (“Citius”, the “Company”, “we”, “our”, or “us”) in connection with the annual meeting of stockholders of the Company to be held on February 7, 2018 at 8:00 a.m. (local time) at Newark Liberty International Marriott Hotel, 1 Hotel Road, Newark, NJ 07144 (the “Annual Meeting”).

Additional copies of this proxy statement and the Annual Report on Form 10-K for the fiscal year ended September 30, 2017, notice of meeting, form of proxy, and directions to be able to attend the meeting and vote in person, may be obtained from the Company’s Secretary, 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on February 7, 2018.

This proxy statement, form of proxy, and the accompanying Annual Report on Form 10-K are available at https://materials.proxyvote.com/17322U.

SOLICITATION AND REVOCABILITY OF PROXIES

The enclosed proxy for the Annual Meeting is being solicited by the directors of the Company. Stockholders of record may vote in person, by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the enclosed proxy. If you vote by telephone or via the Internet you do not need to return your proxy card. If you choose to vote by mail, please mark, date and sign the proxy card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the Annual Meeting, withdrawing the proxy and voting in person.

The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and regular employees of the Company (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile. It is anticipated that banks, brokerage houses and other institutions, custodians, nominees, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, the Company will reimburse such holders for their charges and expenses.

VOTING SECURITIES

The close of business on December 13, 2017 has been fixed as the record date for determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. On that date there were outstanding and entitled to vote 8,423,391 shares of common stock, each of which is entitled to one vote on each matter at the Annual Meeting.

Pursuant to the Company’s bylaws the vote of a majority of shares of common stock either present in person or represented by proxy and entitled to vote will be required to (i) elect directors and (ii) ratify the appointment of the independent auditors for 2018.

The affirmative vote of a majority of the shares of common stock outstanding will be required to (i) approve the Citius Pharmaceuticals, Inc. 2018 Omnibus Stock Incentive Plan.

The presence, in person or by properly executed proxy, of the holders of shares of common stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting is necessary to constitute a quorum. Holders of shares of common stock represented by a properly signed, dated and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum. Proxies relating to “street name” shares that are voted by brokers will be counted as shares present for purposes of determining the presence of a quorum, but will not be treated as votes cast at the Annual Meeting as to any proposal as to which the brokers do not have voting instructions and discretion. These missing votes are known as “broker non-votes.”

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of Citius Pharmaceuticals, Inc. is soliciting your proxy to vote at the 2018 Annual Meeting of Stockholders. We invite you to attend the Annual Meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on February 7, 2018 at 8:00 a.m. (local time) at the Newark Liberty International Marriott Hotel, 1 Hotel Road, Newark, NJ 07144. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card or follow the instructions on the enclosed proxy card to vote via the Internet or by telephone.

We are mailing this proxy statement, the accompanying proxy card and our Annual Report on Form 10-K for the year ended September 30, 2017 on or about December 18, 2017 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on December 13, 2017, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. On December 13, 2017, there were 8,423,391 shares of common stock (each entitled to one vote) outstanding.

Stockholder of Record: Shares Registered in Your Name

If on December 13, 2017, your shares of Citius Pharmaceuticals, Inc. common stock were registered directly in your name with our transfer agent, Vstock Transfer, LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting, via the Internet or by telephone, or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 13, 2017, your shares of Citius Pharmaceuticals, Inc. common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

What am I voting on?

There are three matters scheduled for a vote at the Annual Meeting: (1) to elect seven (7) directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified, (2) ratify the selection of Wolf & Company, P.C. as the independent registered public accounting firm of the Company for the year ending September 30, 2018, (3) to approve the Citius Pharmaceuticals, Inc. 2018 Omnibus Stock Incentive Plan.

Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 13, 2017.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the outstanding shares of common stock entitled to vote are present or represented by proxy at the meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone, or vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote via the Internet or by telephone. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Annual Meeting and vote in person if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:

•         To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•         To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•         To vote via the Internet or by telephone, follow the instructions on the enclosed proxy card.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the board of directors. You may vote “FOR”, “AGAINST” or “ABSTAIN” on any other proposals.

If you submit your proxy, vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

If you abstain from voting on a proposal, your abstention has the same effect as a vote against that proposal, except, however, an abstention has no effect on the election of directors. See “How many votes are needed to approve each Proposal?”

If you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. Your broker does not have discretionary authority to vote shares for the election of directors, for approval of the Citius Pharmaceuticals, Inc. 2018 Omnibus Stock Incentive Plan, but will have discretionary authority to vote on the proposal relating to the ratification of the selection of the accounting firm. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm).

How many votes are needed to approve each Proposal?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Election of seven (7) members to our Board of Directors	A majority of the votes cast	No

Ratification of the Appointment of Wolf & Company, P.C. as our Independent Registered Public Accounting Firm for our Fiscal Year Ending September 30, 2018	A majority of the votes cast	Yes

Approval of the Citius Pharmaceuticals, Inc. 2018 Omnibus Stock Incentive Plan	A majority of the shares of common stock outstanding	No

Can I change my vote after submitting my proxy, voting via the Internet or by telephone?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:

•         You may submit another properly completed proxy card with a later date.

•         You may send a written notice that you are revoking your proxy to Corporate Secretary, Citius Pharmaceuticals, Inc., 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

•         You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

•         If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K within four (4) business days after the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card, or vote your shares via the Internet or by telephone for each proxy card you received to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to stockholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission (the “SEC”). To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by October 10, 2018 to our Corporate Secretary, Citius Pharmaceuticals, Inc., 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of December 1, 2017 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)		Percentage of Shares of Common Stock Beneficially Owned(3)
Executive Officers and Directors
Myron Holubiak	563,249	(4)	6.65%
Leonard Mazur	4,130,557	(5)	44.82%
Jaime Bartushak	84,487	(6)	1.00%
Suren Dutia	26,667	(7)	*
Dr. William Kane	25,405	(8)	*
Howard Safir	25,405	(8)	*
Carol Webb	25,405	(8)	*
Eugene Holuka	15,749	(9)	*
All executive officers and directors as a group (8 people)	4,896,924		52.07%

Other 5% holders
Dr. Reinier Beeuwkes	606,991	(10)	7.18%
Geoffrey C. Clark	603,413	(11)	7.13%
Citius Special Purpose Fund, LLC	596,390	(12)	6.83%

____________

*         Less than 1%.

(1)      The address for our officers and directors is c/o of the Company, 11 Commerce Drive, 1st Floor, Cranford, New Jersey 07016.

(2)      Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of December 1, 2017 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(3)      Percentage based on 8,423,391 shares of Common Stock issued and outstanding at December 1, 2017.

(4)      Myron Holubiak holds (i) 516,967 shares of Common Stock, (ii) an option to purchase 26,667 shares of Common Stock at an exercise price of $8.10 per share and (iii) a warrant to purchase 19,615 shares of Common Stock at an exercise price of $6.15 per share.

(5)      Leonard Mazur holds (i) 3,337,730 shares of Common Stock, (ii) an option to purchase 220,000 shares of Common Stock at an exercise price of $6.75 per share and (iii) warrants to purchase an aggregate of 572,827 shares of Common Stock at a weighted average exercise price of $4.85 per share.

(6)      Jaime Bartushak holds (i) 60,353 shares of common stock and (ii) an option to purchase 24,134 shares of Common Stock at an exercise price of $10.50 per share.

(7)      Suren Dutia holds an option to purchase 26,667 shares of Common Stock at an exercise price of $8.10 per share.

(8)      Dr. William Kane, Howard Safir and Carol Webb each hold an option to purchase 12,071 shares of Common Stock at an exercise price of $.015 per share and a separate option to purchase 13,334 shares of Common Stock at an exercise price of $12.00 per share.

(9)      Eugene Holuka holds an option to purchase 2,415 shares of Common Stock at an exercise price of $.015 per share and a separate option to purchase 13,334 shares of Common Stock at an exercise price of $12.00 per share.

(10)    Consists of 570,628 shares of Common Stock and warrants to purchase 36,363 shares of Common Stock at an exercise price of $4.125 per share. Reinier Beeuwkes resigned as an executive officer and director upon completion of the Reverse Acquisition on September 12, 2014. His address is 1360 Monument Street, Concord MA 01742.

(11)    Beneficial ownership consists of 567,050 shares of Common Stock and warrants to purchase 36,363 shares of Common Stock at an exercise price of $4.125 per share. Geoffrey Clark is the trustee of Geoffrey C. Clark Revocable Trust, and in such capacity he is deemed to hold voting and dispositive power over the 495,471 shares of Common Stock held by such entity. Geoffrey Clark resigned as an executive officer and director upon completion of the Reverse Acquisition on September 12, 2014. His address is 152 Middle Street, Portsmouth NH 03801.

(12)    Consists of 281,698 shares of Common Stock and warrants to purchase 314,692 shares of Common Stock at an exercise price of $9.00 per share. Joe McGowan is the control person, and in such capacity he is deemed to hold voting and dispositive power over the securities held by such entity. His address is 90 Park Avenue, 17th Floor, New York, NY 10046.

PROPOSAL 1
ELECTION OF DIRECTORS

At this Annual Meeting, seven (7) persons, comprising the entire membership of the Board of Directors, are to be elected. Each elected director will serve until the Company’s next annual meeting of stockholders and until a successor is elected and qualified. All of the nominees currently serve on the Board of Directors.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy.

The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s death, resignation or removal.

Biographical and certain other information concerning the Company’s nominees for election to the Board of Directors is set forth below. Except as indicated below, none of our directors is a director in any other reporting companies. We are not aware of any proceedings to which any of our directors, or any associate of any such director is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Background of Nominees

BOARD NOMINEES

Name	Age
Myron Holubiak	70

Leonard Mazur	72

Suren Dutia	75

Carol Webb	71

Dr. William Kane	74

Howard Safir	71

Dr. Eugene Holuka	58

Myron Holubiak

Myron Holubiak is the President, Chief Executive Officer and has been a member of the Board since October 2015. Mr. Holubiak has extensive experience in managing and advising large and emerging pharmaceutical and life sciences companies. Mr. Holubiak was the President of Roche Laboratories, Inc. (“Roche”), a major research-based pharmaceutical company, from December 1998 to August 2001. Prior to that, he held sales and marketing positions at Roche during his 19-year tenure. From September, 2002 to July, 2016, Mr. Holubiak served on the board of directors and for the last 2 years was the Chairman of the board of directors of BioScrip, Inc. (“BioScrip”) (Nasdaq: BIOS). BioScrip is a leading national provider of infusion and home care management solutions. Since July 2010, Mr. Holubiak has served as a member of the board of directors of Assembly Biosciences, Inc. (“Assembly”) (Nasdaq: ASMB) and its predecessor Ventrus Biosciences, Inc. (“Ventrus”). Assembly is a biopharmaceutical company developing innovative treatments for hepatitis B virus infection (HBV) and C. difficile-associated diarrhea (CDAD). Additionally, Mr. Holubiak serves as a director for bioAffinity Technologies Inc., a privately held company. In March, 2013, Mr. Holubiak founded Leonard-Meron Biosciences, Inc. (“LMB”), the Company’s wholly-owned subsidiary, and he served as the Chief Executive Officer and President of LMB until March, 2016. In addition, Mr. Holubiak was also a trustee of the Academy of Managed Care Pharmacy Foundation until the current year. Mr. Holubiak received a B.S. in Molecular Biology and Biophysics from the University of Pittsburgh; he received advanced business training from the Harvard Business School and the University of London; and, advanced training in health economics from the University of York’s Centre for Health Economics.

The Board believes that Mr. Holubiak is qualified to serve as a director because of his industry knowledge and experience managing both large and small firms.

Leonard Mazur

Leonard Mazur is the Executive Chairman and Secretary of the Company and has been a member of the Board since September 2014. Mr. Mazur is the cofounder and Vice Chairman of Akrimax Pharmaceuticals, LLC (“Akrimax”), a privately held pharmaceutical company specializing in producing cardiovascular and general pharmaceutical products. Akrimax was founded in September 2008 and has successfully launched prescription drugs while acquiring drugs from major pharmaceutical companies. From January 2005 to May 2012, Mr. Mazur also co-founded and served as the Chief Operating Officer of Triax Pharmaceuticals LLC (“Triax”), a specialty pharmaceutical company producing prescription dermatological drugs. Prior to joining Triax, he was the founder and, from 1995 to 2005, Chief Executive Officer of Genesis Pharmaceutical, Inc. (“Genesis”), a dermatological products company that marketed its products through dermatologists’ offices as well as co-promoting products for major pharmaceutical companies. In 2003, Mr. Mazur successfully sold Genesis to Pierre Fabre, a leading pharmaceutical company. Mr. Mazur has extensive sales, marketing and business development experience from his tenures at Medicis Pharmaceutical Corporation as executive vice president, ICN Pharmaceuticals, Inc. as vice president, sales & marketing, Knoll Pharma (a division of BASF), and Cooper Laboratories, Inc. Mr. Mazur is a member of the Board of Trustees of Manor College, is a recipient of the Ellis Island Medal of Honor and was previously the chairman of the board of directors of LMB, the Company’s wholly-owned subsidiary. Mr. Mazur received both his BA and MBA from Temple University and has served in the U.S. Marine Corps Reserves.

The Board believes that Mr. Mazur is qualified to serve as a director because of his entrepreneurial experience and marketing knowledge.

Suren Dutia

Suren Dutia has been a member of the Board since October 2015. Mr. Dutia has served as Senior Fellow of the Ewing Mario Kauffman Foundation since March 2011 and as Senior Fellow of Skandalaris Center for Entrepreneurial Studies at Washington University, St. Louis since 2013. He has served as a member of the advisory board of Center for Digital Transformation, University of California, Irvine since May 2012 and as chairman of the board of directors of AccelPath, LLC since October 2009. From February 2006 to May 2010, Mr. Dutia served as the Chief Executive Officer of TiE Global, a non-profit organization involved in globally fostering entrepreneurship. From February 2011 to May 2013, Mr. Dutia served as a director of LifeProof Cases and from July 2000 to December 2011, he served as a director of Anvita Health. From 1989 to 1998, Mr. Dutia served as the Chief Executive Officer and chairman of the board of directors of Xscribe Corporation. Prior to his positions with Xscibe Corporation, Mr. Dutia held several positions with Dynatech Corporation, and in addition, he was the president of a medical instruments company. Previously, Mr. Dutia worked for the U.S. Department of Education. Mr. Dutia received his B.S. and M.S. degrees in chemical engineering and B.A. in political science from Washington University, St. Louis. In addition, he obtained an M.B.A. from University of Dallas.

The Board believes that Mr. Dutia is qualified to serve as a director because of his financial management background, his involvement with start-up companies and his management skills.

Carol Webb

Carol Webb has served as a director of LMB and, upon LMB’s acquisition by the Company in March 2016, a director of the Company. From 2000 to 2005, she served as Company Group Chairman of Johnson & Johnson, and from 1987 to 2000 she served in capacities including President, Vice President, Executive Director, Product Management and Senior Product Director of Ortho Biotech. Ms. Webb has worked in various positions including Sales Representative, Sales Trainer, Product Manager and Manager of Public Policy at Roche Laboratories from 1972 to 1983. Ms. Webb received her B.S. in Biology from Bowling Green State University.

The Board believes that Ms. Webb is qualified to serve as a director because she brings over forty years of pharmaceutical sales, marketing and business development experience to our Board of Directors.

Dr. William Kane

Dr. William (Terry) Kane has served as a director of LMB and, upon LMB’s acquisition by the Company in March 2016, a director of the Company. He has served as a Clinical Professor at Duke University Medical Center since 2003. From 2008 to 2012, Dr. Kane was on the Board of the First Flight Venture Center (“FFVC”) in Research

Triangle Park, NC and chaired the FFVC Board from 2012 to 2016. From 2006 to 2009, he served as the Chief Executive Officer of RadarFind Corporation, and from 2002 to 2003, he served as the Interim Chief Medical Officer of Mercy Fitzgerald Hospital. From 1996 until 2002, Dr. Kane served as the President and Chief Executive Officer of InteCardia, Inc., and from 1995 until 1996, he was a Health Care Consultant. From 1993 to 1995, Dr. Kane served in various capacities at Sharp Healthcare including Executive Vice President, Operations and Executive Vice President, Community Care. From 1992 to 1993, he was the Senior Vice President, Medical Affairs at Independence Blue Cross, and from 1990 to 1992, he served in various capacities at CentraState Medical Center including President, Chief Executive Officer, Executive Vice President and Chief Operating Officer. From 1989 to 1990, Dr. Kane was with Cain Brothers, Shattuck & Co., and from 1988 to 1989, he was the Senior Vice President, Health Services Division of American International Healthcare (formerly JBI). From 1986 to 1987, Dr. Kane was the Executive Vice President and Corporate Medical Director of CIGNA Healthplan, Inc., and from 1984 to 1986, he was at U.S. Healthcare, Inc. and served in various capacities including Senior Vice President Medical Delivery, President and Senior Medical Director. Dr. Kane is currently the chair of the board of directors of Research Triangle Park and was a past member of the board of directors of Pisacano Leadership Foundation and Make-A-Wish Foundation. In addition, he previously served on the Management Advisory Committee of Cornucopia House Cancer Support Center. Dr. Kane received his B.S. in Biology from the University of Scranton and his M.D. with Honors from the Temple University School of Medicine.

The Board believes that Dr. Kane is qualified to serve as a director because of his extensive experience in the healthcare industry.

Howard Safir

Howard Safir has served as a director of LMB since April 2014 and, upon LMB’s acquisition by the Company in March 2016, a director of the Company. He has served as Chairman and Chief Executive Officer of VRI Technologies LLC, a security consulting and law enforcement integrator since July 2010. From 2001 until 2010, Mr. Safir served as the Chairman and Chief Executive Officer of Safir Rosetti, a provider of security and investigation services and a wholly-owned subsidiary of Global Options Group Inc. Mr. Safir served as the Vice Chairman of Global Options Group Inc. from its 2005 acquisition of Safir Rosetti until 2010. He served as Chief Executive Officer of Bode Technology, also a wholly-owned subsidiary of Global Options Group Inc., from 2007 to 2010. Mr. Safir currently serves as a director of Implant Sciences Corporation, an explosives device detection company, and LexisNexis Special Services, Inc., a leading provider of information and technology solutions to governments, as well as Verint Systems Inc. During his career, Mr. Safir served as the 39th Police Commissioner of the City of New York, as Associate Director for Operations, U.S. Marshals Service and as Assistant Director of the Drug Enforcement Administration.

The Board believes that Mr. Safir is qualified to serve as a director because of his background of serving on public company boards and his business experience.

Dr. Eugene Holuka

Dr. Eugene Holuka has served as a director of the Company since June 2016. Dr. Holuka is an internist and has practiced in critical care medicine for almost thirty years. He is presently an attending physician at the Staten Island University Hospital where he has practiced since 1991. Dr. Holuka has also served as an Adjunct Clinical Assistant Professor at the Touro College of Osteopathic Medicine since 2011. Prior to the acquisition of LMB by the Company in March 2016, he was a member of the LMB Scientific Advisory Board from April 2014 until the present day. Dr. Holuka received the Ellis Island Medal of Honor in 2000 and has served on the NECO Committee Board since 2005. He was an Executive Committee Member on the Forum’s Children Foundation from 2000 until 2008.

The Board believes that Dr. Holuka is qualified to serve as a director because of his extensive experience in the healthcare industry.

Information Regarding the Board and its Committees

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•         the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•         convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•         subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•         found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law;

•         the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•         the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Meeting and Attendance

During the year ended September 30, 2017, our board held four (4) meetings and took certain actions by unanimous written consent.

Board Independence

After review of all relevant transactions or relationships between each director and nominee for director, or any of his or her family members, and the Company, its senior management and its Independent Registered Public Accounting Firm, the Board of Directors has determined that all of the Company’s directors and the Company’s nominees for director are independent within the meaning of the applicable NASDAQ listing standards, except Leonard Mazur, the Executive Chairman, Secretary and a director of the Company and Myron Holubiak, the Chief Executive Officer, President and a director of the Company.

Executive Sessions of Non-Employee Directors

In order to promote open discussion among non-employee directors, our Board of Directors has a policy of regularly conducting executive sessions of non-employee directors at scheduled meetings and at such other times requested by any non-employee director.

Board Committees

The Company has a Nominating and Governance Committee, Audit and Risk Committee and Compensation Committee. The Board has determined that each of the members of the Nominating and Governance, Audit and Risk and Compensation Committees is independent. The adopted written charters for each of its permanent committees are available under the Investors section of our website at www.citiuspharma.com. Each committee is required to perform an annual evaluation of its charter, and each committee may engage outside independent advisors as the committee deems appropriate. A brief description of the responsibilities of the Nominating and Governance, Audit and Risk Committees follows.

Audit Committee

Our audit committee consists of Messrs. Dutia (Chair) and Safir and Dr. Kane. Each of Messrs. Dutia and Safir and Dr. Kane satisfy the independence requirements of Rule 5605(a)(2) of the NASDAQ Stock Market listing rules and SEC Rule 10A-3. Our audit committee is responsible for, among other things:

•         appointing, terminating, compensating, and overseeing the work of any accounting firm engaged to prepare or issue an audit report or other audit, review or attest services;

•         reviewing and approving, in advance, all audit and non-audit services to be performed by the independent auditor, taking into consideration whether the independent auditor’s provision of non-audit services to us is compatible with maintaining the independent auditor’s independence;

•         reviewing and discussing the adequacy and effectiveness of our accounting and financial reporting processes and controls and the audits of our financial statements;

•         establishing and overseeing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by our employees regarding questionable accounting or auditing matters;

•         investigating any matter brought to its attention within the scope of its duties and engaging independent counsel and other advisors as the audit committee deems necessary;

•         determining compensation of the independent auditors and of advisors hired by the audit committee and ordinary administrative expenses;

•         reviewing and discussing with management and the independent auditor the annual and quarterly financial statements prior to their release;

•         monitoring and evaluating the independent auditor’s qualifications, performance, and independence on an ongoing basis;

•         reviewing reports to management prepared by the internal audit function, as well as management’s response;

•         reviewing and assessing the adequacy of the formal written charter on an annual basis;

•         reviewing and approving related-party transactions for potential conflict of interest situations on an ongoing basis; and

•         handling such other matters that are specifically delegated to the audit committee by our board from time to time.

Our board of directors has affirmatively determined that Mr. Dutia is designated as the “audit committee financial expert” and that he meets the definition of an “independent director” for purposes of serving on an audit committee under the NASDAQ Stock Market listing rules. The designation does not impose on Mr. Dutia any duties, obligations or liabilities that are greater than those generally imposed on members of our audit committee and our board of directors. During the year ended September 30, 2017, our audit committee held four (4) meetings and took certain actions by unanimous written consent.

Compensation Committee

Our compensation committee consists of Mr. Safir (Chair), Ms. Webb and Dr. Holuka. Our compensation committee is responsible for, among other things:

•         reviewing and approving the compensation, employment agreements and severance arrangements, and other benefits of all of our executive officers and key employees;

•         reviewing and approving, on an annual basis, the corporate goals and objectives relevant to the compensation of the executive officers, and evaluating their performance in light thereof;

•         reviewing and making recommendations, on an annual basis, to the board with respect to director compensation;

•         reviewing any analysis or report on executive compensation required to be included in the annual proxy statement and periodic reports pursuant to applicable federal securities rules and regulations, and recommending the inclusion of such analysis or report in our proxy statement and period reports;

•         reviewing and assessing, periodically, the adequacy of the formal written charter; and

•         such other matters that are specifically delegated to the compensation committee by our board from time to time.

Pursuant to its written charter, our compensation committee has the authority to engage the services of outside advisors as it deems appropriate to assist it in the evaluation of the compensation of our directors, principal executive officer or other executive and non-executive officers, and in the fulfillment of its other duties. Additionally, our compensation committee has the authority to review and approve the compensation of our other officers and employees and may delegate its authority to review and approve the compensation of other non-executive officer employees to specified executive officers. During the year ended September 30, 2017, our compensation committee held two (2) meetings and took certain actions by unanimous written consent.

Nominating and Governance Committee

Our nominating and governance committee consists of Dr. Kane (Chair), Dr. Holuka and Ms. Webb. It is responsible for, among other things:

•         identifying and screening candidates for our board, and recommending nominees for election as directors;

•         establishing procedures to exercise oversight of the evaluation of the board and management;

•         reviewing the structure of the board’s committees and recommending to the board for its approval directors to serve as members of each committee, and where appropriate, making recommendations regarding the removal of any member of any committee;

•         developing and reviewing our code of conduct, evaluating management’s communication of the importance of our code of conduct, and monitoring compliance with our code of conduct;

•         reviewing and assessing the adequacy of the formal written charter on an annual basis; and

•         generally advising our board on corporate governance and related matters.

During the year ended September 30, 2017, our nominating and governance committee held one (1) meeting and took certain actions by unanimous written consent.

Nomination of Directors

The Nominating and Governance Committee of our board of directors is responsible for establishing the criteria for recommending which directors should stand for re-election to the Board and the selection of new directors to serve on the Board. In addition, the Committee is responsible for establishing the procedures for our stockholders to nominate candidates to the Board. Board candidates are typically identified by existing directors or members of management. The committee considers the needs for the Board of Directors as a whole when identifying and evaluating nominees and, among other things, considers diversity in background, age, experience, qualifications, attributes and skills in identifying nominees, although it does not have a formal policy regarding the consideration of diversity. Each director nominee is recommended by the Nominating and Governance Committee and the Chairman of the Board.

Pursuant to the Company’s Bylaws, our stockholders may select individuals to be nominated for election to the Board of Directors by providing written notice to the Company no more than 90 and not less than 60 days before the meeting. Such notice must set forth the following:

•         Information with respect to the proposed director nominee;

•         the name and address of the stockholder, as it appears on the Company’s books;

•         the class and number of shares of the Company that are beneficially owned by such stockholder;

•         a representation that the stockholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to propose the foregoing nomination; and

•         any material interest of the stockholder in the proposed nomination;

Our Nominating and Governance Committee will evaluate a nominee recommended by a stockholder in the same manner in which the Committee evaluates nominees recommended by other persons as well as its own nominee recommendations.

Code of Ethics

We have adopted a code of ethics relating to the conduct of our business by all of our employees, officers and directors. We have also adopted a corporate communications policy for our employees and directors establishing guidelines for the disclosure of information related to the Company to the investing public, market analysts, brokers, dealers, investment advisors, the media, and any persons who are not our employees or directors. Additionally, we have adopted an insider trading policy to establish guidelines for our employees, officers, directors, and consultants regarding transactions in our securities and the disclosure of material nonpublic information related to our Company. Each of these policies is posted under the Investors section of our website at www.citiuspharma.com.

Corporate Governance and Related Matters

Board of Directors Leadership Structure and Role in Risk Oversight.

Our Board of Directors is responsible for the selection of the Chairman of the Board, the Chief Executive Officer and the Lead Independent Director. Our Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman should be separate and, if they are to be separate, whether the Chairman should be selected from the non-employee directors or be an employee. Our Board of Directors appointed Myron Holubiak as our Chief Executive Officer and Leonard Mazur as the Executive Chairman of the Board.

While management is responsible for managing the day-to-day issues faced by the Company, our Board of Directors has an active role in the oversight of the Company’s risk management efforts. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the Company and the Company’s general risk management strategy, and also ensures that risks undertaken by the Company are consistent with the Board’s appetite for risk. We believe this division of responsibilities is the most effective approach for addressing the risks facing the Company and that our board leadership structure supports this approach. In addition, to promote open discussion among the independent directors, those directors meet in regularly scheduled executive sessions without management present. In June 2016, Howard Safir was selected by the Board to serve as lead independent director until a successor is elected and qualified.

Communications with the Board of Directors

Stockholders and other parties may communicate directly with the Board of Directors or the relevant board member by addressing communications to:

Citius Pharmaceuticals, Inc.
c/o Corporate Secretary
11 Commerce Drive, 1st Floor
Cranford, NJ 07016

All stockholder correspondence will be compiled by our corporate secretary and forwarded as appropriate.

Director Attendance at Annual Meetings

We do not have a formal policy regarding attendance of Board members at annual meetings. We do not expect that all of our directors will be able to attend the annual meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC and with any exchange on which the Company’s securities are traded. Officers, directors and persons owning more than 10% of such securities are required by SEC regulation to file with the SEC and furnish the Company with copies of all reports required under Section 16(a) of the Exchange Act. To our knowledge, based solely upon our review of the copies of such reports furnished to us, during the fiscal year ended September 30, 2017, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

Compensation Committee Interlocks and Insider Participation

Our compensation committee consists of Mr. Safir (Chair), Ms. Webb and Dr. Holuka. None of our executive officers serves as a member of the board of directors or compensation committee (or other committee performing equivalent functions) of another entity that has one or more executive officers serving on our board of directors or compensation committee. No interlocking relationship exists between any member of the board of directors or any member of the compensation committee (or other committee performing equivalent functions) of any other company.

Transactions with Related Persons

Our headquarters were located in the office space of Ischemix, LLC (“Ischemix”), a company majority-owned by Dr. Geoffrey Clark and Dr. Reinier Beeuwkes until March 30, 2016. Although Dr. Clark and Dr. Beeuwkes resigned as officers and directors of the Company effective as of September 12, 2014, the Company had an oral agreement with Ischemix to continue to maintain its headquarters in the office space of Ischemix. The Company was not required to pay for use of the space. As of September 30, 2017, the Company owes $27,637 to Ischemix LLC for expenses paid on the Company’s behalf and services performed by Ischemix.

In November 2011, we entered into an exclusive license agreement with Prenzamax LLC (“Prenzamax”), pursuant to which we granted to Prenzamax a license for sales of Suprenza in the U.S. Prenzamax’s performance of this agreement is guaranteed by Akrimax LLC (“Akrimax”), a specialty pharmaceuticals sales and marketing company. The exclusive license agreement provides that all of the sales and marketing expenses will be incurred and borne by Prenzamax. Both we and Prenzamax will equally share the expenses related to FDA establishment fees, product fees and post-marketing studies and the resulting earnings will be shared equally by us and Prenzamax. The co-founder and Vice Chairman of Akrimax is Leonard Mazur, our Executive Chairman of the Board of Directors. On July 1, 2016, the Company announced that it notified Prenzamax that it was discontinuing Suprenza.

In May 2014, Citius sold Membership Interests that converted to 13,333 shares of Common Stock to Leonard Mazur for an aggregate purchase price of $50,000.

Between July 12, 2010 and March 25, 2013, Citius issued convertible promissory notes in the aggregate principal amount of $1,685,000, including $850,000 to Geoffrey Clark and $835,000 to Reinier Beeuwkes. On July 31, 2014, the note holders demanded conversion of the outstanding $1,685,000 notes and accrued interest of $151,813 into 204,091 shares of Common Stock at a conversion price of $9.00 per share.

On November 19, 2013, Citius issued two promissory notes, each in the principal amount of $300,000, to Geoffrey Clark and Reinier Beeuwkes, respectively. On December 31, 2014, the note holders requested conversion of $600,000 in notes and accrued interest of $33,333 into 70,371 shares of Common Stock at a conversion price of $9.00 per share, which is the same price that the Company sold Units for in the September 2014 Private Placement.

Effective as of September 1, 2014, the Company entered into a consulting agreement (the “Consulting Agreement”) with Neeta Wadekar, a stockholder of the Company. Pursuant to the terms of the Consulting Agreement, Mrs. Wadekar shall receive $4,000 per month and shall: (i) maintain and manage the Company’s accounts including, but not limited to, accounts payable and accounts receivable, (ii) prepare bank reconciliations, (iii) assist with the preparation of quarterly and annual financial statements to be filed with the SEC and (iv) assist with the preparation of filings required by the SEC including, but not limited to, registration statements, current reports and proxy statements. Consulting expenses pursuant to the Consulting Agreement for the years ended September 30, 2017, 2016 and 2015 were $48,000, $48,000 and $48,000, respectively.

On March 30, 2016, the Company entered into that certain Agreement and Plan of Merger by and among the Company, Citius LMB Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“SubCo”), and Leonard-Meron Biosciences, Inc., a Delaware corporation (“LMB”), pursuant to which SubCo was merged with and into LMB, with LMB continuing as the surviving corporation. Our Chairman of the Board, Leonard Mazur, and our Chief Executive Officer, Myron Holubiak, were co-founders and significant shareholders in LMB. In connection with the acquisition of LMB, our Chairman purchased an additional 333,333 shares of the Company for a purchase price of $3,000,000.

The Company entered into three-year employment agreements with Leonard Mazur and Myron Holubiak and granted options to certain of our Directors as more fully described, in all cases, in our Proxy Statement.

The Board of Directors authorized revolving demand promissory notes with Leonard Mazur in an aggregate principal amount of up to $2,500,000 that accrue interest at the prime rate plus 1%. On September 7, 2016, the Company issued a $500,000 note. The Company issued $2,000,000 of additional notes through the period ended May 10, 2017. On May 10, 2017, the notes were converted into a $2,500,000 convertible promissory note that matures on June 30, 2018 and is convertible into shares of common stock, at the sole discretion of Mr. Mazur, at a conversion price equal to 75% of the price per share paid by investors in the Company’s securities offering pursuant to an S-1 registration statement filed with the SEC (the “Securities Offering”). In connection with the modification of the note, the Company recorded a charge of $833,333 to additional paid-in capital and increased the carrying value of the notes to $3,333,333 which is the fair value of the common stock issuable on conversion. On August 8, 2017, the Company closed the Securities Offering at an offering price of $4.125 per share and Leonard Mazur converted the $2,500,000 principal balance and accrued interest of $63,174 into 828,500 shares of common stock.

On May 10, 2017 and June 23, 2017, the Company executed a $1,500,000 future advance convertible promissory note and a $1,000,000 future advance convertible promissory note, respectively, with Leonard Mazur that both mature on December 31, 2017 and accrue interest at the prime rate plus 1%. The notes are convertible into shares of common stock, at the sole discretion of Mr. Mazur, at a conversion price equal to 75% of the price per share paid by investors in the Securities Offering. On August 8, 2017, the Company closed the Securities Offering at an offering price of $4.125 per share and Leonard Mazur converted the outstanding $2,210,000 principal balances and accrued interest of $13,066 into 718,567 shares of common stock.

In the Securities Offering, Mr. Mazur purchased 421,400 units consisting of 421,400 shares of common stock at $4.125 per share and 421,400 warrants at $0.01 per warrant.

Required Vote

Directors are elected by a majority of the votes represented by the shares of common stock present at the meeting in person or by proxy.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES NAMED ABOVE.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C.
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2018

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Wolf & Company, P.C. (“Wolf”) as the Company’s independent registered public accounting firm for fiscal 2018.

In the event that the ratification of this selection is not approved by an affirmative majority of the votes cast on the proposal at the Annual Meeting, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Wolf is not expected to be present in person but will attend telephonically at the 2018 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

The aggregate audit fees billed for professional services rendered by the independent registered public accounting firm, Wolf, for the audit of our financial statements as of and for the years ended September 30, 2017, 2016 and 2015, our filings with the SEC and other audit fees were $115,500, $100,000 and $64,500, respectively.

Audit Related Fees

The aggregate audit related fees billed for professional services by the independent registered public accounting firm, Wolf, for the years ended September 30, 2017, 2016 and 2015 were $66,500, $13,000 and $3,500, respectively.

Tax Fees

The aggregate tax fees billed for professional services by the independent registered public accounting firm, Wolf, for the years ended September 30, 2017, 2016 and 2015 were $0, $0 and $0, respectively. Tax fees are for the preparation of federal and state income tax returns.

All Other Fees

No other fees were billed by or paid to the independent registered public accounting firm, Wolf, during the years ended September 30, 2017, 2016 and 2015.

Pre-Approval Policies and Procedures of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

All fees reported above under the headings Audit fees, Audit Related Fee, Tax fees and All Other Fees were approved by the Audit Committee before the respective services were rendered, which concluded that the provision of such services was compatible with the maintenance of the independence of the firm providing those services in the conduct of its auditing functions.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is needed to ratify the appointment of Wolf as our independent registered public accounting firm for the year ending September 30, 2018.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF WOLF & COMPANY, P.C. AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2018.

PROPOSAL 3
APPROVAL OF THE CITIUS PHARMACEUTICALS, INC. 2018 OMNIBUS STOCK INCENTIVE PLAN

The Board of Directors of the Company has approved and adopted the 2018 Omnibus Stock Incentive Plan (the “Stock Plan”) and recommend that the stockholders of the Company approve the Stock Plan. The material features of the Stock Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the Stock Plan, the full text of which is set forth as Appendix A to this proxy statement.

Administration

The Stock Plan is administered by the Compensation Committee of the Company’s Board of Directors, but the Board of Directors may exercise any of the powers and authority of the Committee. The Committee has the authority to determine, within the limits of the express provisions of the Stock Plan, the individuals to whom awards will be granted, the nature, amount and terms of such awards and the objectives and conditions for earning such awards. The Committee generally has discretion to delegate its authority under the Stock Plan to a subcommittee of the Committee, or to officers or employees of the Company, as the Committee deems appropriate.

Types of Awards

Awards under the Stock Plan may include incentive stock options, nonqualified stock options, stock appreciation rights (“SARs”), restricted shares of common stock, restricted stock units, performance share or unit awards, other stock-based awards and cash-based incentive awards.

Stock Options. The Committee may grant to a participant options to purchase Company common stock that qualify as incentive stock options for purposes of Section 422 of the Code (“incentive stock options”), options that do not qualify as incentive stock options (“non-qualified stock options”) or a combination thereof. The terms and conditions of stock option grants, including the quantity, price, vesting periods, and other conditions on exercise will be determined by the Committee.

The exercise price for stock options will be determined by the Committee in its discretion, but in the case of incentive stock options may not be less than 100% of the fair market value of one share of the Company’s common stock on the date when the stock option is granted. Additionally, in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise price may not be less than 110% of the fair market value of one share of common stock on the date the stock option is granted.

Stock options must be exercised within a period fixed by the Committee that in the case of incentive stock options may not exceed ten years from the date of grant, except that in the case of incentive stock options granted to a holder of more than 10% of the total combined voting power of all classes of stock of the Company on the date of grant, the exercise period may not exceed five years The Stock Plan provides for earlier termination of stock options upon the participant’s termination of service, unless extended by the Committee, but in no event may the options be exercised after the scheduled expiration date of the options.

At the Committee’s discretion, payment for shares of common stock on the exercise of stock options may be made in cash, shares of the Company’s common stock held by the participant or in any other form of consideration acceptable to the Committee (including one or more forms of “cashless” or “net” exercise).

Stock Appreciation Rights. The Committee may grant to a participant an award of SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised.

The exercise price for a SAR will be determined by the Committee in its discretion. Upon exercise of a SAR, payment to the participant may be made in cash or in shares of the Company’s common stock having a value equal to the amount of the payment, or in a combination of cash and such shares, as determined by the Committee. SARs must be exercised within a period fixed by the Committee. The Stock Plan provides for earlier termination of SARs upon the participant’s termination of service, unless extended by the Committee, but in no event may a SAR be exercised after its fixed expiration date.

Restricted Shares and Restricted Stock Units. The Committee may award to a participant shares of the Company’s common stock subject to specified restrictions (“restricted shares”). The participant owns restricted shares upon the date of grant, but such restricted shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period.

The Committee also may award to a participant units representing the right to receive shares of common stock in the future subject to the achievement of one or more goals relating to the completion of service by the participant and/or the achievement of performance or other objectives (“restricted stock units”). The terms and conditions of restricted share and restricted stock unit awards are determined by the Committee.

Performance-Based Awards. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. The awards will be subject to the achievement of certain performance criteria as the Committee may determine. The performance criteria established by the Committee may be based on any one of, or combination of, the following criteria:

(A)     Net earnings or net income (before or after taxes);

(B)     Earnings per share;

(C)     Net sales growth;

(D)     Net operating profit;

(E)     Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)      Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)     Cash flow per share;

(H)     Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)      Gross or operating margins;

(J)      Productivity ratios;

(K)     Share price (including, but not limited to, growth measures and total stockholder return);

(L)     Expense targets or ratios;

(M)    Charge-off levels;

(N)     Improvement in or attainment of revenue levels;

(O)     Deposit growth;

(P)      Margins;

(Q)     Operating efficiency;

(R)     Operating expenses;

(S)      Economic value added;

(T)     Improvement in or attainment of expense levels;

(U)     Improvement in or attainment of working capital levels;

(V)     Debt reduction;

(W)    Capital targets; and

(X)     Consummation of acquisitions, dispositions, projects or other specific events or transactions.

The Committee may provide in any grant of an Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items for the applicable Performance Period, (f) mergers, acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, any such inclusions or exclusions shall be prescribed in the grant in a form that meets the requirements of Code Section 162(m) for deductibility. For this purpose “Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under United States generally accepted accounting principles.

Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Committee’s discretion, based on one or more of the Performance Goals described under the section titled “Restricted Shares and Restricted Stock Units.” To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Other Stock-Based Awards. The Committee may grant equity-based or equity-related awards, referred to as “other stock-based awards,” other than options, SARs, restricted shares, restricted stock units, or performance awards. The terms and conditions of each other stock-based award will be determined by the Committee. Payment under any other stock-based awards will be made in common stock or cash, as determined by the Committee.

Dividend Equivalents. The Committee may provide for the payment of dividends or dividend equivalents with respect to any shares of common stock subject to an award under the Stock Plan.

Eligibility and Limitation on Awards

The Committee may grant awards to any employee, director or consultant providing services to the Company or its affiliates.

The maximum awards that can be granted under the Stock Plan to a single participant in any calendar year will be 2,000,000 shares of common stock (whether through grants of Options or Stock Appreciation Rights or other awards of common stock or rights with respect thereto).

Awards Granted Under the Stock Plan

As of the date hereof, no specific awards have been granted or are contemplated under the Stock Plan. In addition, the exact types and amounts of any future awards to be made to any eligible participants pursuant to the Stock Plan are not presently determinable. As a result of the discretionary nature of the Stock Plan, it is not possible to state who the participants in the Stock Plan will be in the future or the number of options or other awards to be received by a person or group.

Shares Subject to the Stock Plan

An aggregate of 2,000,000 shares of the Company’s common stock is reserved for issuance and available for awards under the Stock Plan, including incentive stock options granted under the Stock Plan.

With respect to awards made under the Stock Plan, shares of common stock underlying awards that are forfeited or canceled (as a result, for example, of the lapse of an option or a forfeiture of restricted stock), as well as any shares surrendered to or withheld by the Company in payment or satisfaction of the exercise price of a stock option or tax withholding obligations with respect to an award, will be available for additional grants under the Stock Plan. On the exercise of a SAR, only the number of shares actually issued will be counted against the number of shares reserved for grant under the Stock Plan. Shares to be issued or purchased under the Stock Plan will be authorized but unissued shares of common stock. Shares issued with respect to awards assumed by the Company in connection with acquisitions do not count against the total number of shares available for new awards under the Stock Plan.

Anti-Dilution Protection

In the event of any corporate event or transaction that results in a change in the capital structure of the Company, including a change resulting from a stock dividend or stock split, or combination or reclassification of shares, the Committee is empowered to make such equitable adjustments with respect to awards or any provisions of the Stock Plan as it deems necessary and appropriate, including, if necessary, any adjustments in the kind of shares issuable under the Stock Plan, the maximum number of shares of common stock subject to the Stock Plan, the number of shares of common stock subject to and the exercise price of an outstanding award, or the maximum number of shares that may be subject to one or more awards granted to any one recipient during a calendar year.

Amendment and Termination

The Board may at any time amend or terminate the Stock Plan, provided that no such action may be taken that adversely affects any rights or obligations with respect to any awards theretofore made under the Stock Plan without the consent of the recipient. No awards may be made under the Stock Plan after the tenth anniversary of its effective date. Certain provisions of the Stock Plan intended to allow for performance-based awards under Section 162(m) of the Code must be renewed by the fifth anniversary of the effective date in order for such awards granted thereafter to qualify as performance-based under Section 162(m) of the Code.

Surrender of Awards and Authority to Reprice

In its discretion, and on terms agreed to between the Company and the participant, the Company may accept the surrender or cancellation of any award outstanding under the Stock Plan. In addition, provided that stockholder approval is obtained, the Committee may substitute or otherwise grant a new award under the Stock Plan in connection with the surrender or cancellation of an existing award, including the substitution or grant of (i) an option or SAR with a lower exercise price than the option or SAR being surrendered, (ii) a different type of award upon the surrender or cancellation of an option or SAR with an exercise price above the market value of the underlying stock on the date of such substitution or grant, or (iii) any other award constituting a repricing of an option or SAR.

Federal Income Tax Consequences

The federal income tax consequences of the issuance and exercise of awards under the Stock Plan are as described below. The following information is only a summary of the tax consequences of the awards, and participants should consult with their own tax advisors with respect to the tax consequences inherent in the ownership or exercise of the awards, and the ownership and disposition of any underlying securities.

Incentive Stock Options. A participant who is granted an incentive stock option will not recognize any taxable income for federal income tax purposes either on the grant or exercise of the incentive stock option. If the participant disposes of the shares purchased pursuant to the incentive stock option more than two years after the date of grant and more than one year after the exercise of the option (the required statutory “holding period”), (a) the participant will recognize long-term capital gain or loss, as the case may be, equal to the difference between the selling price and the option price; and (b) the Company will not be entitled to a deduction with respect to the shares of stock so issued. If the holding period requirements are not met, any gain realized upon disposition will be taxed as ordinary income to the extent of the excess of the lesser of (i) the excess of the fair market value of the shares at the time of exercise over the option price, and (ii) the gain on the sale. Also in that case, the Company will be entitled to a deduction in the year of disposition in an amount equal to the ordinary income recognized by the participant. Any additional gain will be taxed as short-term or long-term capital gain depending upon the holding period for the stock. A sale for less than the option price results in a capital loss.

The excess of the fair market value of the shares on the date of exercise over the option price is, however, includable in the option holder’s income for alternative minimum tax purposes.

Nonqualified Stock Options. A participant who is granted a nonqualified stock option under the Stock Plan will not recognize any income for federal income tax purposes on the grant of the option. Generally, on the exercise of the option, the participant will recognize taxable ordinary income equal to the excess of the fair market value of the shares on the exercise date over the option price for the shares. If the participant is an employee, such ordinary income amount will be subject to income tax withholding and payroll taxes. The Company generally will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Upon disposition of the shares purchased pursuant to the stock option, the participant will recognize long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount realized on such disposition and the basis for such shares, which basis includes both the option price and the amount previously recognized by the participant as ordinary income.

Stock Appreciation Rights. A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant. If the participant is an employee, such ordinary income amount will be subject to income tax withholding and payroll taxes.

Restricted Shares. A participant will not be taxed at the date of an award of restricted shares, but will be taxed at ordinary income rates on the fair market value of any restricted shares as of the date that the restrictions lapse, unless the participant, within 30 days after receipt of such restricted shares to the participant, elects under Section 83(b) of the Code to include in income the fair market value of the restricted shares as of the date of such receipt. The Company will be entitled to a corresponding deduction when the participant recognizes the income. If the participant is an employee, the ordinary income amount, when recognized, will be subject to income tax withholding and payroll taxes. Any disposition of shares after restrictions lapse will be subject to the regular rules governing long-term and short-term capital gains and losses, with the basis for this purpose equal to the fair market value of the shares at the end of the restricted period (or on the date of receipt of the restricted shares, if the employee elects to be taxed on the fair market value upon receipt). To the extent dividends are payable during the restricted period under the applicable award agreement, any such dividends will be taxable to the participant at ordinary income tax rates and will be deductible by the Company unless the participant has elected to be taxed on the fair market value of the restricted shares upon receipt, in which case they will thereafter be taxable to the employee as dividends and will not be deductible by the Company.

Restricted Stock Units. A participant will normally not recognize taxable income upon an award of restricted stock units, and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions and the issuance of the earned shares, the participant will recognize ordinary taxable income in an amount equal to the fair market value of the common stock received and the Company will be entitled to a deduction in the same amount. If the participant is an employee, such ordinary income will be subject to income tax withholding and payroll taxes.

Performance Awards, Other Stock-Based Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards and other stock-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount. If the participant is an employee, such ordinary income will be subject to income tax withholding and payroll taxes.

Tax Deductibility of Certain Performance-Based Awards Under the Stock Plan. Section 162(m) of the Code limits the deductibility for federal income tax purposes of certain compensation paid to any “covered employee” in excess of $1 million. For purposes of Section 162(m), the term “covered employee” includes the Company’s chief executive officer and the two other most highly compensated executive officers who are required to be disclosed in the Company’s proxy statement as a “named executive officer” based on the amount of their total compensation. Certain compensation, including compensation paid based on the achievement of pre-established performance goals, is excluded from this deduction limit if the material terms under which the compensation is to be paid, including the performance goals to be used, are approved by our stockholders. Accordingly, in order to maintain the Company’s ability to fully deduct certain incentive compensation paid pursuant to the Stock Plan, approval of the Stock Plan will qualify as approval of the material terms, including the Performance Goals discussed in the section titled “Restricted Shares and Restricted Stock Units” above, under which qualifying performance-based compensation is to be paid.

Effective Date

If approved by the stockholders of the Company, the Stock Plan will be effective as of the date of approval by the Board of Directors. If not approved by the stockholders, any previously issued awards will be terminated and no awards will be made under the Stock Plan.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock outstanding is needed to approve the Company’s 2018 Omnibus Stock Plan.

EXECUTIVE OFFICERS

Executive Officers

The names of our executive officers and their ages, positions, and biographies as of December 1, 2017 are set forth below.

Name	Age	Title
Myron Holubiak	70	President, Chief Executive Officer and Director

Leonard Mazur	72	Executive Chairman and Secretary

Jaime Bartushak	50	Chief Financial Officer and Principal Financial Officer

In March 2016, Mr. Mazur was appointed as Executive Chairman and Secretary of the Company and Mr. Holubiak was appointed President and Chief Executive Officer of the Company. On November 27, 2017, Mr. Bartushak was appointed as Chief Financial Officer and Principal Financial Officer of the Company. The biographies for Myron Holubiak and Leonard Mazur are contained in the information disclosures relating to the Company’s nominees for director

Jaime Bartushak

Mr. Bartushak previously served as Chief Financial Officer of Leonard-Meron Biosciences, Inc. (“LMB”), a wholly-owned subsidiary of the Citius. Mr. Bartushak is an experienced finance professional for early stage pharmaceutical companies, and has over 20 years of corporate finance, business development, restructuring, and strategic planning experience. Mr. Bartushak was one of the founders of LMB in 2014 and was instrumental in its startup as well as in obtaining initial investment capital. Prior to his work at LMB, in 2014, Mr. Bartushak helped lead the sale of PreCision Dermatology, Inc. to Valeant Pharmaceuticals International, Inc.

EXECUTIVE COMPENSATION

The following table sets forth information regarding compensation paid to our executive officers for the years ended September 30, 2017 and 2016.

Name & Position	Fiscal Year	Salary ($)	Nonequity Incentive Plan Compensation ($)		Option Awards ($)		All Other Compensation ($)	Total ($)
Leonard Mazur(1)	2017	250,000	0		57,353	(5)	0	307,353
Executive Chairman	2016	250,000	120,000		187,653	(6)	0	557,653

Myron Holubiak(2)	2017	450,000	225,000	(4)	19,114	(7)	0	694,114
Chief Executive Officer	2016	225,000	112,500		95,346	(8)	0	432,846

Jaime Bartushak(3)	2017	250,000	100,000	(4)	105,149	(9)	0	455,149
Chief Financial Officer	2016	125,000	50,500		18,200	(10)	0	193,700

____________

(1)      Appointed as Chief Executive Officer on September 12, 2014 and became the Executive Chairman on March 30, 2016 as part of Citius’ acquisition of Leonard-Meron Biosciences, Inc.

(2)      Appointed as Chief Executive Officer on March 30, 2016 as part of Citius’ acquisition of Leonard-Meron Biosciences, Inc. Fiscal Year 2016 Compensation does not include compensation paid by Leonard-Meron Biosciences, Inc.

(3)      Was appointed Chief Financial Officer of Citius on November 27, 2017 and previously served as Director, Executive Vice President, CFO, and Treasurer of Leonard-Meron Biosciences, Inc., a wholly owned subsidiary of Citius. Fiscal Year 2016 Compensation does not include compensation paid by Leonard-Meron Biosciences, Inc.

(4)      This is the maximum amount of a discretionary bonus capable of being earned by the officer (50% of Mr. Holubiak’s base salary and 40% of Mr. Bartushak’s base salary), based on the attainment of certain goals established by the Company’s Board of Directors. The Board has not yet determined the attainment of the goals nor the actual dollar amount to be granted, and expects to do so by March 2018. When determined, the amounts will be reported in a Current Report on Form 8-K.

(5)      On September 15, 2017, Leonard Mazur was granted options to purchase 40,000 shares of common stock at an exercise price of $3.45 per share that vest 13,333 shares on September 13, 2018, and then vest approximately 1,111 shares per month for the next 24 months. The dollar amount set forth in the table represents the dollar amount recognized for financial statement reporting purposes for all options granted to the Executive Officer with respect to the fiscal year in accordance with FASB ASC Topic 718.

(6)      On September 12, 2014, Leonard Mazur was granted options to purchase 220,000 shares of common stock at an exercise price of $6.75 per share that vested 86,667 shares on the grant date; 33,334 shares on September 12, 2015; 33,333 shares on March 12, 2016; 33,333 shares on September 12, 2016; and 33,333 shares on September 12, 2017. The dollar amount set forth in the table represents the dollar amount recognized for financial statement reporting purposes for all options granted to the Executive Officer with respect to the fiscal year in accordance with FASB ASC Topic 718.

(7)      On September 15, 2017, Myron Holubiak was granted options to purchase 40,000 shares of common stock at an exercise price of $3.45 per share that vest 13,333 shares on September 13, 2018, and then vest approximately 1,111 shares per month for the next 24 months. The dollar amount set forth in the table represents the dollar amount recognized for financial statement reporting purposes for all options granted to the Executive Officer with respect to the fiscal year in accordance with FASB ASC Topic 718.

(8)      On October 1, 2015, Myron Holubiak was granted options to purchase 26,667 shares of Common Stock at an exercise price of $8.10 per share that vested 2,667 shares on the grant date and then vest 2,000 shares per month commencing on December 31, 2015. The dollar amount set forth in the table represents the dollar amount recognized for financial statement reporting purposes for all options granted to the Executive Officer with respect to the fiscal year in accordance with FASB ASC Topic 718.

(9)      On September 15, 2017, Jaime Bartushak was granted options to purchase 25,000 shares of common stock at an exercise price of $3.45 per share that vest 8,333 shares on September 13, 2018, and then vest approximately 694 share per month for the next 24 months. The dollar amount set forth in the table represents the dollar amount recognized for financial statement reporting purposes for all options granted to the Executive Officer with respect to the fiscal year in accordance with FASB ASC Topic 718.

(10)    On July 6, 2016, Jaime Bartushak was granted options to purchase 48,267 shares of Common Stock at an exercise price of $10.50 per share that vest 16,089 shares on the July 7, 2017 and then vest approximately 1,341 shares per month for the next 24 months. The dollar amount set forth in the table represents the dollar amount recognized for financial statement reporting purposes for all options granted to the Executive Officer with respect to the fiscal year in accordance with FASB ASC Topic 718.

	Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number Of Shares Or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Leonard Mazur	220,000	—	—	$6.75	9/12/24	—	—	—	—
Leonard Mazur	—	40,000	—	$3.45	9/13/27	—	—	—	—
Myron Holubiak	26,667	—	—	$8.10	10/01/25	—	—	—	—
Myron Holubiak	—	40,000	—	$3.45	9/13/27	—	—	—	—
Jaime Bartushak	18,771	29,496	—	$10.50	7/06/26	—	—	—	—
Jaime Bartushak	—	25,000	—	$3.45	9/13/27	—	—	—	—

Employment Agreements

Leonard Mazur

On October 19, 2017, the Company and Mr. Leonard L. Mazur, the Company’s Secretary and the Executive Chairman of the Company’s Board of Directors, entered into an Amended and Restated Employment Agreement with the following terms.

Compensation and Benefits. In exchange for his services with the Company, Mr. Mazur will receive an annual salary of $250,000 and will be eligible for an annual bonus of up to fifty percent (50%) of his annual salary. Mr. Mazur’s bonus will be based on his attainment of certain financial, clinical development and business milestones as established annually by the Board. Mr. Mazur will also be entitled to participate in any benefit plans that the Company may from time to time establish and have in effect for all or most of its senior executives.

Term and Termination. The Employment Agreement has a three-year initial term ending on October 19, 2020 that will automatically renew for additional one-year terms unless terminated by the Company or by Mr. Mazur. If the Company terminates Mr. Mazur’s employment for Cause, Mr. Mazur will be entitled to receive only the accrued compensation due to him as of the date of such termination. If Mr. Mazur resigns without Good Reason, he will be entitled only to payment of his accrued compensation as of such date. If the Company terminates Mr. Mazur’s employment due to his Disability, he will continue to receive his full salary, subject to certain adjustments that may apply, for up to ninety (90) consecutive days or one hundred eighty (180) days in the aggregate during any consecutive twelve (12) month period.

If the Company terminates Mr. Mazur’s employment without Cause or Mr. Mazur resigns for Good Reason, then conditioned upon Mr. Mazur executing a release following such termination, Mr. Mazur will continue to receive his annual salary and certain benefits for a period of twelve (12) months following the effective date of the termination of his employment. In addition, the portion of Mr. Mazur’s unvested options to purchase shares of the Company’s common stock that would have vested at the next immediate vesting event following his termination date will vest and become immediately exercisable upon his termination date. In the event Mr. Mazur is terminated under either of these circumstances within ninety (90) days prior to a Change of Control or within two (2) years following a Change of Control, Mr. Mazur will receive a lump sum payment for eighteen (18) months’ salary, continue to receive benefits for a period of eighteen (18) months, and all of Mr. Mazur’s unvested Company stock options will vest and become immediately exercisable.

Appointment to Board of Directors. In connection with Mr. Mazur’s employment, the Company agrees to use its best efforts to cause Mr. Mazur to be elected as a member of the Board and to include him in management’s slate of nominees for election to the Board at every stockholders meeting during the term of the Employment Agreement at which Mr. Mazur’s term as a director would otherwise expire. In addition, Mr. Mazur agrees to accept election, and to serve during the term of the Employment Agreement, as a member of the Board without any compensation therefore other than as specified in the Employment Agreement.

Myron Holubiak

On March 30, 2016, the Company entered into an employment agreement (“Holubiak Employment Agreement”) with Myron Holubiak pursuant to which Mr. Holubiak will serve as the Company’s Chief Executive Officer for a term of 3 years, which term will automatically be extended for additional one year periods unless earlier terminated (“Term”). In consideration for Mr. Holubiak’s services, the Company shall pay to Mr. Holubiak (i) an annual base salary equal to $450,000, (ii) a discretionary bonus on each anniversary of the effective date during the Term in an amount up to 50% of Mr. Holubiak’s then current base salary based on the attainment of certain financial, clinical development and business milestones as established annually by the Company’s Board of Directors and (iii) an incentive bonus based upon Market Capitalization (as defined in the Holubiak Employment Agreement) of the Company. Upon termination of Mr. Holubiak’s employment with the Company, under certain circumstances, Mr. Holubiak shall be entitled to receive certain severance as described in the Holubiak Employment Agreement.

Jaime Bartushak

One November 27, 2017 the Company’s Board of Directors appointed Jaime Bartushak to serve as the Chief Financial Officer and Principal Financial Officer of the Company and entered into an employment agreement with Mr. Bartushak, pursuant to which he serves on at at-will basis. In consideration for his services, the Company shall pay to Mr. Bartushak (i) an annual base salary equal to $250,000, and (ii) a discretionary annual bonus in an amount up to 40% of his then current base salary. Upon termination of Mr. Bartushak’s employment with the Company, under certain circumstances, he shall be entitled to receive certain severance as described in the agreement.

Director Compensation

On June 23, 2016, the board approved a director compensation plan for non-employee directors. Non-employee directors will each receive (1) an annual retainer of $10,000, (2) $2,000 for each meeting attended, and (3) $500 for each telephone meeting. In addition; (i) the Lead Independent Director and the Audit and Risk Committee chairman will each receive an additional annual retainer of $10,000, (ii) the Compensation Committee, and Nominating and Corporate Governance Committee chairmen will each receive an additional annual retainer of $5,000 and (iii) each committee member will receive an annual retainer of $2,500.

On November 27, 2017, the board increased the annual retainer for non-employee directors to $15,000.

Director compensation for the year ended September 30, 2017 was as follows.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Suren Dutia(2)	25,000	—	18,321	—	43,321
Carol Webb(3)	19,000	—	83,331	—	102,331
Dr. William Kane(4)	22,500	—	86,344	—	108,844
Howard Safir(5)	33,000	—	86,344	—	119,344
Dr. Eugene Holuka(6)	19,000	—	71,881	—	90,881

____________

(1)      The dollar amount set forth in the table represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year on an accrual basis for fees earned and in accordance with FASB ASC Topic 718 for option awards.

(2)      On October 8, 2015, Mr. Dutia was granted options to purchase 26,667 shares of common stock at an exercise price of $8.10 per share that vested over 14 months. On September 15, 2017, Mr. Dutia was granted options to purchase 10,000 shares of common stock at an exercise price of $3.45 per share that vest on September 13, 2018.

(3)      On March 17, 2014, Ms. Webb was granted options to purchase 12,071 shares of common stock at an exercise price of $0.015 per share by LMB that vested over 36 months and were assumed by the Company when it acquired LMB. On June 23, 2016, Ms. Webb was granted options to purchase 13,334 shares of common stock at an exercise price of $12.00 per share that vested over 12 months. On September 15, 2017, Ms. Webb was granted options to purchase 10,000 shares of common stock at an exercise price of $3.45 per share that vest on September 13, 2018.

(4)      On March 28, 2014, Dr. Kane was granted options to purchase 12,071 shares of common stock at an exercise price of $0.015 per share by LMB that vested over 36 months and were assumed by the Company when it acquired LMB. On June 23, 2016, Dr. Kane was granted options to purchase 13,334 shares of common stock at an exercise price of $12.00 per share that vested over 12 months. On September 15, 2017, Dr. Kane was granted options to purchase 10,000 shares of common stock at an exercise price of $3.45 per share that vest on September 13, 2018.

(5)      On April 11, 2014, Mr. Safir was granted options to purchase 12,071 shares of common stock at an exercise price of $0.015 per share by LMB that vested over 36 months and were assumed by the Company when it acquired LMB. On June 23, 2016, Mr. Safir was granted options to purchase 13,334 shares of common stock at an exercise price of $12.00 per share that vested over 12 months. On September 15, 2017, Mr. Safir was granted options to purchase 10,000 shares of common stock at an exercise price of $3.45 per share that vest on September 13, 2018.

(6)      On April 4, 2014, Dr. Holuka was granted options to purchase 2,415 shares of common stock at an exercise price of $0.015 per share by LMB that vested over 36 months and were assumed by the Company when it acquired LMB. On June 23, 2016, Dr. Holuka was granted options to purchase 13,334 shares of common stock at an exercise price of $12.00 per share that vested over 12 months. On September 15, 2017, Dr. Holuka was granted options to purchase 10,000 shares of common stock at an exercise price of $3.45 per share that vest on September 13, 2018.

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under the Company’s equity compensation plan as of September 30, 2017:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	861,039	$6.69	799
Equity compensation plans not approved by security holders	—		—

Total	861,039	$6.69	799

____________

(1)      On September 12, 2014, the Board approved the Citius Pharmaceuticals, Inc. 2014 Stock Incentive Plan pursuant to which the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash-based awards covering an aggregate of 866,667 shares of its common stock. On September 12, 2014, the Company received a written consent in lieu of a meeting from the holders of a majority of the common stock of the Company ratifying the Citius Pharmaceuticals, Inc. 2014 Stock Incentive Plan.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the Annual Meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

By Order of the Board of Directors

/s/ Myron Holubiak
Director, Chief Executive Officer and President

APPENDIX A

CITIUS PHARMACEUTICALS, INC.

2018 omnibus STOCK INCENTIVE PLAN

Approved by the Board: December 12, 2017
Approved by the Stockholders: [•], 2018

1.       Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel; to provide additional incentives to Employees, Directors and Consultants to contribute to the successful performance of the Company and any Subsidiary of the Company; to promote the growth of the market value of the Company’s Common Stock; to align the interests of Grantees with those of the Company’s stockholders; and to promote the success of the Company’s business.

2.       Definitions. The following definitions shall apply as used herein and in all individual Award Agreements except as a term may be otherwise defined in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)      “Administrator” means the Plan Administrator as described in Section 4.

(b)      “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal and state securities laws, the corporate laws of Nevada, and, to the extent other than Nevada, the corporate law of the state of the Company’s incorporation, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(c)      “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(d)      “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(e)      “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(f)      “Board” means the Board of Directors of the Company.

(g)      “Cause” means, with respect to the termination by the Company or a Related Entity of a Grantee’s Continuous Service:

(i)       that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written employment agreement, consulting agreement, service agreement or other similar agreement between the Grantee and the Company or such Related Entity, provided, however, that with regard to any agreement that defines “Cause” on the occurrence of or in connection with a Corporate Transaction, such definition of “Cause” shall not apply until a Corporate Transaction actually occurs; or

(ii)      in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator: (A) the Grantee’s performance of any act, or failure to perform any act, in bad faith and to the detriment of the Company or a Related Entity; (B) the Grantee’s dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; (C) the Grantee’s material breach of any noncompetition, confidentiality or similar agreement with the Company or a Related Entity, as determined under such agreement; (D) the Grantee’s commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; (E) if the Grantee is an Employee or Consultant, the Grantee’s engaging in acts or omissions constituting gross negligence, misconduct or a willful violation of a Company or a Related Entity policy which is or is reasonably expected to be materially injurious to the Company and/or a Related Entity; or (F) if the Grantee is an Employee, the grantee’s failure to follow the reasonable instructions of the Board or such grantee’s direct supervisor, which failure, if curable, is not cured within ten (10) days after notice to such grantee or, if cured, recurs within one hundred eighty (180) days.

(h)      “Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

(i)       “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(j)       “Common Stock” means the Company’s voting common stock, par value $0.001 per share.

(k)      “Company” means Citius Pharmaceuticals, Inc., a Nevada corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(l)       “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m)    “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence for purposes of this Plan shall include sick leave, military leave, or any other authorized personal leave, so long as the Company or Related Entity has a reasonable expectation that the individual will return to provide services for the Company or Related Entity, and provided further that the leave does not exceed six (6) months, unless the individual has a statutory or contractual right to re-employment following a longer leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Statutory Stock Option beginning on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(n)      “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i)       a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii)      the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii)     the complete liquidation or dissolution of the Company;

(iv)     any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the Shares outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

(v)      acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities.

(o)      “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

(p)      “Data” has the meaning set forth in Section 22 of this Plan.

(q)      “Director” means a member of the Board or the board of directors of any Related Entity.

(r)       “Disability” means a “disability” (or word of like import) as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator.

(s)      “Disqualifying Disposition” means any disposition (including any sale) of Common Stock received upon exercise of an Incentive Stock Option before either (i) two years after the date the Employee was granted the Incentive Stock Option, or (ii) one year after the date the Employee acquired Common Stock by exercising the Incentive Stock Option. If the Employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

(t)       “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

(u)      “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to make such person an “Employee” of the Company or a Related Entity.

(v)      “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w)     “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows.

(i)       If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market, or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)      If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a Share shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)     In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith by application of a reasonable valuation method consistently applied and taking into consideration all available information material to the value of the Company in a manner in compliance with Section 409A of the Code, or in the case of an Incentive Stock Option, in a manner in compliance with Section 422 of the Code.

(x)      “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(y)      “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(z)      “Non-Statutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa)   “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb)   “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(cc)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(dd)   “Performance-Based Compensation” means any Award that the Administrator grants pursuant to Section 6(d) of the Plan that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(ee)    “Performance Period” means the time period during which specified performance criteria and/or continued status as an Employee must be met as determined by the Administrator.

(ff)     “Plan” means this Citius Pharmaceuticals, Inc. 2018 Omnibus Stock Incentive Plan, as the same may be amended from time to time.

(gg)    “Post-Termination Exercise Period” means the period specified in the Award Agreement of not less than thirty (30) days commencing on the date of termination (other than termination by the Company or any Related Entity for Cause) of the Grantee’s Continuous Service, or such longer period as may be applicable upon death or Disability.

(hh)   “Related Entity” means any Parent or Subsidiary of the Company.

(ii)      “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(jj)     “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(kk)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(ll)      “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(mm) “Share” means a share of the Common Stock.

(nn)   “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(oo)   “Tax Obligations” means all income tax, social insurance, payroll tax, fringe benefits tax, or other tax-related liabilities related to a Grantee’s participation in the Plan and the receipt of any benefits hereunder, as determined under the Applicable Laws.

3.       Stock Subject to the Plan.

(a)      Subject to adjustment as described in Section 13 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is Two Million (2,000,000) Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)      Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan, except that the maximum aggregate number of Shares which may be issued pursuant to the exercise of Incentive Stock Options shall not exceed the number specified in Section 3(a). Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares shall become available for future grant under the Plan. In the event any Option or other Award granted under the Plan is exercised through the tendering of Shares (either actually or through attestation), or in the event tax withholding obligations are satisfied by tendering or withholding Shares, any Shares so tendered or withheld shall not again be available for awards under the Plan. To the extent that cash in lieu of Shares is delivered upon the exercise of an SAR pursuant to Section 6(m), the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of Shares which it was entitled to issue upon such exercise or on the exercise of any related Option. Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options shall not be available for awards under the Plan.

4.       Administration of the Plan.

(a)      Plan Administrator.

(i)       Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii)      Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(iii)     Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more non-Employee Directors who are eligible under the provisions of Section 162(m) of the Code to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(b)      Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to Directors, Officers, Consultants, and Employees who are neither Directors nor Officers.

(c)      Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)       to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii)      to determine whether and to what extent Awards are granted hereunder;

(iii)     to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

(iv)     to approve forms of Award Agreements for use under the Plan;

(v)      to determine the type, terms and conditions of any Award granted hereunder;

(vi)     to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to afford Grantees favorable treatment under such rules or laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan;

(vii)    to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Statutory Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(viii)   to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(ix)     to institute an option exchange program;

(x)      to make other determinations as provided in this Plan; and

(xi)     to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(d)      Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to such liabilities, costs, and expenses as may arise out of, or result from, the bad faith, gross negligence, willful misconduct, or criminal acts of such persons; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.       Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors, and Consultants of the Company and any Related Entity. Incentive Stock Options may be granted only to Employees of the Company or a Related Entity. An Employee, Director, or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors, or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6.       Terms and Conditions of Awards.

(a)      Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, an SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, and Dividend Equivalent Rights. An Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)      Designation of Award. Each Award shall be evidenced by an Award Agreement in form and substance satisfactory to the Administrator. The type of each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Statutory Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Related Entity). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. Any Option granted which fails to satisfy the requirements of the Applicable Laws for treatment as an Incentive Stock Option shall be a Non-Statutory Stock Option.

(c)      Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria that may be established by the Administrator.

(d)      Performance-Based Awards. If the Administrator determines at the time an Award is granted to an Employee that the Employee is, or is likely to be, as of the end of the Company’s tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Administrator may include in the Award certain provisions so that the Award will qualify as Performance-Based Compensation. Awards intended to qualify as Performance-Based Compensation will be subject to the following provisions:

(i)       The Awards will be subject to the achievement of certain performance criteria as the Administrator may determine. The performance criteria established by the Administrator may be based on any one of, or combination of, the following criteria:

(A)      Net earnings or net income (before or after taxes);

(B)      Earnings per share;

(C)      Net sales growth;

(D)      Net operating profit;

(E)      Return measures (including, but not limited to, return on assets, capital, equity, or sales);

(F)       Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital);

(G)      Cash flow per share;

(H)      Earnings before or after taxes, interest, depreciation, and/or amortization;

(I)       Gross or operating margins;

(J)       Productivity ratios;

(K)      Share price (including, but not limited to, growth measures and total stockholder return);

(L)      Expense targets or ratios;

(M)     Charge-off levels;

(N)      Improvement in or attainment of revenue levels;

(O)      Deposit growth;

(P)       Margins;

(Q)      Operating efficiency;

(R)      Operating expenses;

(S)       Economic value added;

(T)      Improvement in or attainment of expense levels;

(U)      Improvement in or attainment of working capital levels;

(V)      Debt reduction;

(W)     Capital targets; and

(X)      Consummation of acquisitions, dispositions, projects or other specific events or transactions.

The Administrator may provide in any grant of an Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles or regulations, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) Extraordinary Items for the applicable Performance Period, (f) mergers, acquisitions or divestitures, and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, any such inclusions or exclusions shall be prescribed in the grant in a form that meets the requirements of Code Section 162(m) for deductibility. For this purpose “Extraordinary Items” means extraordinary, unusual, and/or nonrecurring items of gain or loss as defined under United States generally accepted accounting principles.

(ii)      Before the 90th day of the applicable Performance Period (or, if the Performance Period is less than one year, no later than the number of days which is equal to 25% of such Performance Period), the Administrator will determine the duration of the Performance Period, the performance criteria on which performance will be measured, and the amount and terms of payment/vesting upon achievement of the such criteria.

(iii)     Following the completion of each Performance Period, the Administrator will certify in writing whether the applicable performance criteria have been achieved for the Awards for such Performance Period. A Grantee will be eligible to receive payment pursuant to an Award for a Performance Period only if the performance criteria for such Performance Period are achieved. In determining the amounts earned by a Grantee pursuant to an Award intended to qualify as Performance-Based Compensation, the Administrator will have the right to (A) reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period, (B) determine what actual Award, if any, will be paid in the event of a Corporate Transaction or in the event of a termination of employment following a Corporate Transaction prior to the end of the Performance Period, and (C) determine what actual Award, if any, will be paid in the event of a termination of employment other than as the result of a Grantee’s death or Disability prior to a Corporate Transaction and prior to the end of the Performance Period to the extent an actual Award would have otherwise been achieved had the Grantee remained employed through the end of the Performance Period.

(iv)     Payment of the Award to a Grantee shall be paid following the end of the Performance Period, or if later, the date on which any applicable contingency or restriction has ended.

(v)      Sections 6(d)(i) though 6(d)(iv) above are not required for an Award of Options or SARs. However, any of those provisions may be included in an Award of Options or SARs at the discretion of the Administrator.

(vi)     To the extent that the Administrator determines as of the date of grant of an Award that (A) the Award is intended to qualify as Performance-Based Compensation, and (B) the Award is not exempt from the application of Section 162(m) of the Code, such Award shall not be effective until any stockholder approval required under Section 162(m) of the Code has been obtained.

(e)      Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(f)      Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(g)      Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(h)      Individual Award Limit. No Grantee may be granted an Award of Options or SARs in any calendar year with respect to more than One Million (1,000,000) Shares, or an Award of Restricted Stock, Restricted Stock Units, Dividend Equivalent Rights, or other Awards that are valued with reference to shares covering more One Million (1,000,000) Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13 below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of an SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(i)       Early Exercise. An Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(j)       Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(k)      Transferability of Awards. Unless the Administrator provides otherwise, no award may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(l)       Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

(m)    Stock Appreciation Rights. An SAR may be granted (i) with respect to any Option granted under this Plan, either concurrently with the grant of such Option or at such later time as determined by the Administrator (as to all or any portion of the Shares subject to the Option), or (ii) alone, without reference to any related Option. Each SAR granted by the Administrator under this Plan shall be subject to the following terms and conditions. Each SAR granted to any participant shall relate to such number of Shares as shall be determined by the Administrator, subject to adjustment as provided in Section 13. In the case of an SAR granted with respect to an Option, the number of Shares to which the SAR pertains shall be reduced in the same proportion that the holder of the Option exercises the related Option. The exercise price of an SAR will be determined by the Administrator at the date of grant but may not be less than 100% of the Fair Market Value of the Shares subject thereto on the date of grant. Subject to the right of the Administrator to deliver cash in lieu of Shares (which, as it pertains to Officers and Directors of the Company, shall comply with all requirements of the Exchange Act), the number of Shares which shall be issuable upon the exercise of an SAR shall be determined by dividing:

(i)       the number of Shares as to which the SAR is exercised multiplied by the amount of the appreciation in such Shares (for this purpose, the “appreciation” shall be the amount by which the Fair Market Value of the Shares subject to the SAR on the exercise date exceeds (1) in the case of an SAR related to an Option, the exercise price of the Shares under the Option or (2) in the case of an SAR granted alone, without reference to a related Option, an amount which shall be determined by the Administrator at the time of grant, subject to adjustment under Section 13); by

(ii)      the Fair Market Value of a Share on the exercise date.

In lieu of issuing Shares upon the exercise of an SAR, the Administrator may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the Shares which would otherwise be issuable. No fractional Shares shall be issued upon the exercise of an SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a Share on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise. The exercise of an SAR related to an Option shall be permitted only to the extent that the Option is exercisable under Section 11 on the date of surrender. Any Incentive Stock Option surrendered pursuant to the provisions of this Section 6(m) shall be deemed to have been converted into a Non-Statutory Stock Option immediately prior to such surrender.

(n)      Compliance with Section 409A of the Code. Notwithstanding anything to the contrary set forth herein, any Award that is not exempt from the requirements of Section 409A of the Code shall contain such provisions so that such Award will comply with the requirements of Section 409A of the Code. Such restrictions, if any, shall be determined by the Administrator and contained in the Award Agreement evidencing such Award.

7.       Award Exercise or Purchase Price, Consideration and Taxes.

(a)      Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows.

(i)       In the case of an Incentive Stock Option:

(1)      granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Related Entity, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2)       granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)      In the case of a Non-Statutory Stock Option, the per Share exercise price shall be not less than one-hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)     In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv)     In the case of other Awards, such price as is determined by the Administrator.

(v)      Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(e), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b)      Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award, including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)       cash;

(ii)      check;

(iii)     delivery of Grantee’s promissory note with such recourse, interest, security, and redemption provisions as the Administrator determines as appropriate (but only to the extent that the acceptance or terms of the promissory note would not violate an Applicable Law); provided, however, that interest shall compound at least annually and shall be charged at the minimum rate of interest necessary to avoid (A) the imputation of interest income to the Company and compensation income to the Grantee under any applicable provisions of the Code, and (B) the classification of the Award as a liability for financial accounting purposes;

(iv)     surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(v)      with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a broker-dealer acceptable to the Company to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates (or other evidence satisfactory to the Company to the extent that the Shares are uncertificated) for the purchased Shares directly to such broker-dealer in order to complete the sale transaction;

(vi)     with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share;

(vii)    past or future services actually or to be rendered to the Company or a Related Entity;

(viii)   any combination of the foregoing methods of payment; or

(ix)     any other method approved by the Administrator.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(c)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

8.       Notice to Company of Disqualifying Disposition. Each Employee who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option.

9.       Tax Withholding.

(a)      Prior to the delivery of any Shares or cash pursuant to an Award (or the exercise thereof), or at such other time as the Tax Obligations are due, the Company, in accordance with the Code and any Applicable Laws, shall have the power and the right to deduct or withhold, or require a Grantee to remit to the Company, an amount sufficient to satisfy all Tax Obligations. The Administrator may condition such delivery, payment, or other event pursuant to an Award on the payment by the Grantee of any such Tax Obligations.

(b)      The Administrator, pursuant to such procedures as it may specify from time to time, may designate the method or methods by which a Grantee may satisfy the Tax Obligations. As determined by the Administrator from time to time, these methods may include one or more of the following:

(i)       paying cash;

(ii)      electing to have the Company withhold cash or Shares deliverable to the Grantee having a Fair Market Value equal to the amount required to be withheld;

(iii)     delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld or remitted, provided the delivery of such Shares will not result in any adverse accounting consequences as the Administrator determines;

(iv)     selling a sufficient number of Shares otherwise deliverable to the Grantee through such means as the Administrator may determine (whether through a broker or otherwise) equal to the Tax Obligations required to be withheld;

(v)      retaining from salary or other amounts payable to the Grantee cash having a sufficient value to satisfy the Tax Obligations; or

(vi)     any other means which the Administrator determines to both comply with Applicable Laws, and to be consistent with the purposes of the Plan.

The amount of Tax Obligations will be deemed to include any amount that the Administrator determines may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state, local and foreign marginal income tax rates applicable to the Grantee or the Company, as applicable, with respect to the Award on the date that the amount of tax or social insurance liability to be withheld or remitted is to be determined. The Fair Market Value of the Shares to be withheld or delivered shall be determined as of the date that the Tax Obligations are required to be withheld.

10.     Rights As a Stockholder.

(a)      Restricted Stock. Except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder with respect any of the Shares granted to the Grantee under an Award of Restricted Stock (including the right to vote or receive dividends and other distributions paid or made with respect thereto) nor shall cash dividends or dividend equivalents accrue or be paid in respect of any unvested Award of Restricted Stock, unless and until such Shares vest.

(b)      Other Awards. In the case of Awards other than Restricted Stock, except as otherwise provided in any Award Agreement, a Grantee will not have any rights of a stockholder, nor will dividends or dividend equivalents accrue or be paid, with respect any of the Shares granted pursuant to such Award until the Award is exercised or settled and the Shares are delivered (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

11.     Exercise of Award.

(a)      Procedure for Exercise.

(i)       Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and as specified in the Award Agreement.

(ii)      An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v).

(b)      Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Disability or death, such Grantee may, but only during the Post-Termination Exercise Period (but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. The Grantee’s Award

Agreement may provide that upon the termination of the Grantee’s Continuous Service for Cause, the Grantee’s right to exercise the Award shall terminate concurrently with the termination of Grantee’s Continuous Service. In the event of a Grantee’s change of status from Employee to Consultant, an Employee’s Incentive Stock Option shall convert automatically to a Non-Statutory Stock Option on the day three (3) months and one day following such change of status. To the extent that the Grantee’s Award was unvested at the date of termination, or if the Grantee does not exercise the vested portion of the Grantee’s Award within the Post-Termination Exercise Period, the Award shall terminate.

(c)      Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination; provided, however, that if such Disability is not a “disability” as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically convert to a Non-Statutory Stock Option on the day three (3) months and one day following such termination. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)      Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the Post-Termination Exercise Period or during the twelve (12) month period following the Grantee’s termination of Continuous Service as a result of his or her Disability, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination, within twelve (12) months from the date of death (or such longer period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(e)      Extension if Exercise Prevented by Law. Notwithstanding the foregoing, if the exercise of an Award within the applicable time periods set forth in this Section 11 is prevented by the provisions of Section 12 below, the Award shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Award is exercisable, but in any event no later than the expiration of the term of such Award as set forth in the Award Agreement.

12.     Conditions Upon Issuance of Shares; Manner of Issuance of Shares.

(a)      If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under any Applicable Law.

(b)      As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(c)      Subject to the Applicable Laws and any governing rules or regulations, the Company shall issue or cause to be issued the Shares acquired pursuant to an Award and shall deliver such Shares to or for the benefit of the Grantee by means of one or more of the following as determined by the Administrator: (i) by delivering to the Grantee evidence of book entry Shares credited to the account of the Grantee, (ii) by depositing such Shares for the benefit of the Grantee with any broker with which the Grantee has an account relationship, or (iii) by delivering such Shares to the Grantee in certificate form.

(d)      No fractional Shares shall be issued pursuant to any Award under the Plan; any Grantee who would otherwise be entitled to receive a fraction of a Share upon exercise or vesting of an Award will receive from the Company cash in lieu of such fractional Shares in an amount equal to the Fair Market Value of such fractional Shares, as determined by the Administrator.

13.     Adjustments. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued and outstanding Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued and outstanding Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to the Company’s Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. No adjustments shall be made for dividends paid in cash or in property other than Common Stock of the Company, nor shall cash dividends or dividend equivalents accrue or be paid in respect of unexercised Options or unvested Awards hereunder.

14.     Corporate Transactions.

(a)      Termination of Award. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate.

(b)      Acceleration of Award Upon Corporate Transaction. Immediately prior to the consummation of a Corporate Transaction, all Awards, to the extent then outstanding and not previously canceled or forfeited, will be immediately vested and exercisable (and/or released from any repurchase or forfeiture rights, as applicable). The Administrator may provide that any Awards so vested or released from such limitations in connection with a Corporate Transaction shall remain fully exercisable until the expiration or sooner termination of the Award.

(c)      Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 14 in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.

15.     Effective Date and Term of Plan. The Plan shall become effective at such time as it has been (a) approved by the Company’s stockholders and (b) adopted by the Board. Stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Plan shall continue in effect for a term of ten (10) years unless sooner terminated. Any Award granted before stockholder approval is obtained will be rescinded if stockholder approval is not obtained within the time prescribed, and Shares issued on the grant or exercise of any such Award shall not be counted in determining whether stockholder approval is obtained. Subject to the preceding sentence and the Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

16.     Amendment, Suspension or Termination of the Plan.

(a)      The Board may at any time amend, suspend or terminate the Plan in any respect, except that it may not, without the approval of the stockholders obtained within twelve (12) months before or after the Board adopts a resolution authorizing any of the following actions, do any of the following:

(i)       increase the total number of shares that may be issued under the Plan (except by adjustment pursuant to Section 13);

(ii)      modify the provisions of Section 6 regarding eligibility for grants of Incentive Stock Options;

(iii)     modify the provisions of Section 7(a) regarding the exercise price at which shares may be offered pursuant to Options (except by adjustment pursuant to Section 13);

(iv)     extend the expiration date of the Plan; and

(v)      except as provided in Section 13 (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Company may not amend an Award granted under the Plan to reduce its exercise price per share, cancel and regrant new Awards with lower prices per share than the original prices per share of the cancelled Awards, or cancel any Awards in exchange for cash or the grant of replacement Awards with an exercise price that is less than the exercise price of the original Awards, essentially having the effect of a repricing, without approval by the Company’s stockholders.

(b)      No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)      No suspension or termination of the Plan shall adversely affect any rights under Awards already granted to a Grantee without his or her consent.

17.     Reservation of Shares.

(a)      The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b)      The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

18.     No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or a Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

19.     No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

20.     Information to Grantees. The Company shall provide to each Grantee, during the period for which such Grantee has one or more Awards outstanding, such information as required by Applicable Laws.

21.     Electronic Delivery. The Administrator may decide to deliver any documents related to any Award granted under the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company or to request a Grantee’s consent to participate in the Plan by electronic means. By accepting an Award, each Grantee consents to receive such documents by electronic delivery and agrees to participate in the Plan through an online or electronic system established and maintained by the Company or another third party designated by the Company, and such consent shall remain in effect throughout Grantee’s Continuous Service with the Company and any Related Entity and thereafter until withdrawn in writing by Grantee.

22.     Data Privacy. The Administrator may decide to collect, use and transfer, in electronic or other form, personal data as described in this Plan or any Award for the exclusive purpose of implementing, administering and managing participation in the Plan. By accepting an Award, each Grantee acknowledges that the Company holds certain personal information about Grantee, including, but not limited to, name, home address and telephone number, date of birth, social security number or other identification number, salary, nationality, job title, details of all Awards awarded, cancelled, exercised, vested or unvested, for the purpose of implementing, administering and managing the Plan (the “Data”). Each Grantee further acknowledges that Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan and that these third parties may be located in jurisdictions that may have different data privacy laws and protections, and Grantee authorizes such third parties to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the recipient or the Company may elect to deposit any Shares acquired upon any Award.

23.     Compliance with Section 409A. To the extent that the Administrator determines that any Award granted hereunder is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued or amended after the effective date of the Plan. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the Plan the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the effective date of the Plan), the Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (1) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

24.     Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

25.     Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. To elect the following seven directors to serve until the 2019 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

Nominees

01 Myron Holubiak 02 Leonard Mazur 03 Suren Dutia 04 Carol Webb 05 Dr. William Kane
06 Howard Safir 07 Dr. Eugene Holuka

The Board of Directors recommends you vote FOR proposals 2 and 3.

For address change/comments, mark here. ☐
(see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

02 0000000000

0000349166_1 R1.0.1.17